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                                                                    EXHIBIT 32.2



                           CERTIFICATION PURSUANT TO


                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



I, Gregg A. Waldon, Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Stellent, Inc., a Minnesota Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, that, to my knowledge:



     (1) the Quarterly Report on Form 10-K, as amended by Amendment No. 1, of the Company for the fiscal year ended March 31, 2003 (the "Report") fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and



     (3) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/ GREGG A. WALDON

                                          --------------------------------------

                                                     Gregg A. Waldon


                                             Executive Vice President, Chief
                                                    Financial Officer,


                                                 Secretary and Treasurer



Dated: April 21, 2004